EMPOWER FUNDS, INC.
Empower Bond Index Fund
Institutional Class Ticker: MXCOX
Investor Class Ticker: MXBIX
(the “Fund”)
Supplement dated January 24, 2024 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 28, 2023, as supplemented
Empower Capital Management, LLC (“ECM”) is the investment adviser to the Fund and is responsible for managing the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security. At meetings held on October 5-6, 2023, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved the appointment of Franklin Advisers, Inc. (“Franklin Advisers”) and Franklin Advisory Services, LLC (“FAS LLC”) as the sub-advisers to the Fund effective on or about February 26, 2024 (the “Effective Date”). On the Effective Date, ECM will remain the investment adviser of the Fund while Franklin Advisers and FAS LLC will be responsible for managing the Fund’s investment portfolio, including the investment and reinvestment of the Fund’s assets and making decisions to buy, sell or hold any particular security.
On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques involve investing in a limited number of securities from the Benchmark Index that, when taken together, are expected to perform similarly to the Benchmark Index as a whole. These techniques take into account a variety of factors such as sector, yield, duration, credit quality and spread.
The Benchmark Index covers the U.S. investment grade bond market, including corporate bonds, government securities, mortgage-backed securities (which may be purchased or sold on a delayed delivery or forward commitment basis through the to-be-announced (“TBA”) market), and includes securities with short-, medium-, and long-term maturities.
The Fund may invest in exchange-traded funds (“ETFs”) that track the return of a broad-based securities index. The Fund may also invest in derivatives, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Advisers, Inc. (“Franklin Advisers”) and Franklin Advisory Services, LLC (“FAS LLC”) (collectively, “Franklin” or the “Sub-Advisers”).
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, in the section entitled “Principal Investment Risks,” the following risks are being added:
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.

When-Issued, Delayed Delivery and Forward Commitments Risk - The price or yield obtained in a when-issued, delayed delivery or forward commitment transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued, delayed delivery or forward commitment transaction has potentially more counterparty risk than a regularly settled trade.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Additionally, the below risk is hereby deleted in its entirety and replaced with the following:
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Immediately following the “Investment Adviser” section under the “Fund Summary” header of the Prospectus and Summary Prospectus, a new section is being added:
Sub-Advisers
Franklin Advisers and FAS LLC
Under the “Fund Summary” header of the Prospectus and Summary Prospectus, the section entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:
Portfolio Managers
Name	Title	Portfolio Manager of the Fund Since
Franklin Advisers
Patrick Klein, Ph.D.	Head of Multi-Sector Strategies, Portfolio Manager	2024
FAS LLC
Dina Ting, CFA	Senior Vice President, Head of Index Portfolio Management	2024
Under the “More Information about the Fund” header of the Prospectus, the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund is not actively managed but is designed to track the performance of its Benchmark Index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the companies included in the Benchmark Index and, using sampling techniques, a portfolio of securities designed to give the Fund the relevant comparable attributes of the Benchmark Index. These sampling techniques involve investing in a limited number of securities from the Benchmark Index that, when taken together, are expected to perform similarly to the Benchmark Index as a whole. These techniques take into account a variety of factors such as sector, yield, duration, credit quality and spread.
The Benchmark Index covers the U.S. investment grade bond market, including corporate bonds, government securities, mortgage-backed securities (which may be purchased or sold on a delayed delivery or forward commitment basis through the TBA market), and includes securities with short-, medium-, and long-term maturities.

•Investment grade securities are those rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB- or higher by Standard & Poor’s Global Ratings or are of a comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.
•Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
•U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
•A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.
The Fund may invest in exchange-traded funds that track the return of a broad-based securities index. Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
The Fund may also invest in derivatives, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The Benchmark Index includes over 12,000 securities and is rebalanced monthly on the last business day of each month. The Benchmark Index maintains two universes of securities: a fixed set of securities and a dynamic set of securities. The fixed set of securities is determined at the beginning of each month and is not reset until the beginning of the next month. These securities are used to calculate the monthly Benchmark Index returns. The dynamic set of securities is a forward-looking projection that changes daily to reflect issues dropping out of and entering the Benchmark Index. Bonds may enter or fall out of the Benchmark Index on a daily basis, but only affect the composition at the end of the month when the Benchmark Index is rebalanced.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin.
The Fund’s 80% policy described above is non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change made to the policy.
Under the “More Information about the Fund” header of the Prospectus, in the section entitled “Principal Investment Risks,” the following risks are being added:
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
When-Issued, Delayed Delivery and Forward Commitments Risk- The price or yield obtained in a when-issued, delayed delivery or forward commitment transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. In addition, a when-issued, delayed delivery or forward commitment transaction has potentially more counterparty risk than a regularly settled trade because of the potentially extended settlement period, which increases the risk that the other party to the transaction fails to consummate the trade, resulting in a loss to the Fund or missed opportunity to profit from the trade.
To-Be-Announced Securities Risk - TBA securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Additionally, the below risk is hereby deleted in its entirety and replaced with the following:
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on the Benchmark Index, options on futures contracts and credit default swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
•Options Risk. By investing in options, the Fund is exposed to the risk that it may be required to buy or sell the underlying reference asset at a disadvantageous price on or before the expiration date. Options may involve economic leverage, which could result in greater volatility in price movement. The Fund's losses could be significant, and are potentially unlimited for certain types of options. Options may be traded on a securities exchange or in the over-the-counter market. At or prior to maturity of an options contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in options prices. Options can increase the Fund’s risk exposure to underlying references and their attendant risks such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Under the “Management and Organization” header of the Prospectus, the ECM portfolio manager information found in the section entitled “Investment Adviser” is hereby deleted in its entirety.
Under the “Management and Organization” header of the Prospectus, the last three paragraphs in the “Advisory Fees” section are hereby deleted in their entirety and replaced with the following:
A discussion regarding the basis for the Board approving the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2023. A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement will be available in the Fund’s Annual Report to shareholders for the period ending on December 31, 2023.
Immediately following the discussion regarding the basis for approval of the investment advisory agreement in the “Advisory Fees” section under the “Management and Organization” header of the Prospectus, a new section is being added:
Sub-Advisers
Listed below are the Sub-Advisers and their portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin Advisers, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
•Patrick Klein, Ph.D., Head of Multi-Sector Strategies, Portfolio Manager, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2005.
FAS LLC, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, CA 94403, is registered as an investment adviser pursuant to the Advisers Act. FAS LLC’s sole member is Franklin Advisers, a wholly-owned subsidiary of Franklin Resources, Inc.
•Dina Ting, CFA, Senior Vice President, Head of Index Portfolio Management, has served as portfolio manager of the Fund since 2024 and joined Franklin in 2015.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.

Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Under the “Portfolio Managers” header of the SAI, the first four paragraphs and the “Other Accounts Managed Table” in the section entitled “Empower Capital Management, LLC” are hereby deleted in their entirety and replaced with the following:
EMPOWER CAPITAL MANAGEMENT, LLC
The Empower Government Money Market Fund is managed by an internal investment management team comprised of Darrin Clough, CFA and Jason Harubin, CFA, who have both managed the Fund since 2022.
The Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund are managed by an Asset Allocation Committee (“AAC”) of ECM comprised of Andrew Corwin, CFA and Maria Mendelsberg, CFA. The AAC reviews the asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes, add or delete Underlying Funds, or change the target allocations.
The AAC is also responsible for maintaining a strategic asset allocation of the multi-managed Empower Funds’ assets with each Sub-Adviser and among asset classes. The AAC reviews the asset class allocations and target allocations among Sub-Advisers on a quarterly basis or more frequently, as deemed necessary and determines whether to add or delete asset classes or change the target allocations.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Government Money Market Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darrin Clough, CFA	1	$1,674	11	$1,750	39	$9,696	0	$0	0	$0	0	$0
Jason Harubin, CFA	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
The following table provides information regarding registered investment companies other than the Profile Funds, Lifetime Funds and SecureFoundation Balanced Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Andrew Corwin, CFA	1	$20	22	$1,916	0	$0	0	$0	0	$0	0	$0
Maria Mendelsberg, CFA	3	$3,013	38	$12,542	39	$9,696	0	$0	0	$0	0	$0
Immediately following “Ariel Investments, LLC” under the “Portfolio Managers” header of the SAI, a new section is being added:
FRANKLIN ADVISERS, INC. & FRANKLIN ADVISORY SERVICES, LLC
Franklin Advisers, Inc. (“Franklin Advisers”) and Franklin Advisory Services, LLC (“FAS LLC”) (collectively, “Franklin”) serve as the Sub-Advisers to the Empower Bond Index Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM, and Franklin dated February 26, 2024.
•Franklin Advisers, a California corporation with its principal business address at One Franklin Parkway, San Mateo, CA 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization.
•FAS LLC, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, CA 94403, is registered as an investment adviser pursuant to the Advisers Act. FAS LLC’s sole member is Franklin Advisers, a wholly-owned subsidiary of Franklin Resources, Inc.
ECM is responsible for compensating Franklin, which receives monthly compensation for its services at the annual rate of 0.015% of the average daily net asset value of the Fund.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. This information is provided as of October 31, 2023.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Patrick Klein, Ph.D.*	11	$11,720	5	$808	3	$560	0	$0	0	$0	0	$0
Dina Ting, CFA*	30	$6,422	27	$1,961	0	$0	0	$0	0	$0	0	$0
* Mr. Klein and Ms. Ting were added as portfolio managers of the Fund on February 26, 2024.
Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and other accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Franklin has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the one, three and five preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin’s appraisal.
(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Securities
The portfolio managers did not own any shares of the Fund as of January 24, 2024.
This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 28, 2023, as supplemented.
Please keep this Supplement for future reference.